AMENDED EXHIBIT A
                              DATED MARCH 9, 2017
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                           SHAREHOLDER SERVICES PLAN
                            DATED DECEMBER 10, 2015

                            SHAREHOLDER SERVICE FEES

--------------------------------------------------------------------------------
                                                               MAXIMUM
                                                               SHAREHOLDER
FUND                               CLASS OF SHARES             SERVICE FEE
--------------------------------------------------------------------------------
NorthPointe Small Cap Value        Investor Class Shares       0.25%
Fund
--------------------------------------------------------------------------------
NorthPointe Large Cap Value        Investor Class Shares       0.25%
Fund
--------------------------------------------------------------------------------
Fiera Capital Diversified          Investor Class Shares       0.10%
Alternatives Fund
--------------------------------------------------------------------------------
Logan Circle Partners Core         R Class Shares              0.25%
Plus Fund
--------------------------------------------------------------------------------
Logan Circle Partners Multi-       R Class Shares              0.25%
Sector Fixed Income Fund
--------------------------------------------------------------------------------
Knights of Columbus Core           Class S Shares              0.20%
Bond Fund                          ---------------
                                   Investor Shares
--------------------------------------------------------------------------------
Knights of Columbus Limited        Class S Shares              0.20%
Duration Bond Fund                 ---------------
                                   Investor Shares
--------------------------------------------------------------------------------
Knights of Columbus Large          Class S Shares              0.20%
Cap Growth Fund                    ---------------
                                   Investor Shares
--------------------------------------------------------------------------------
Knights of Columbus Large          Class S Shares              0.20%
Cap Value Fund                     ---------------
                                   Investor Shares
--------------------------------------------------------------------------------
Knights of Columbus Small          Class S Shares              0.20%
Cap Equity Fund                    ---------------
                                   Investor Shares
--------------------------------------------------------------------------------
Knights of Columbus                Class S Shares              0.20%
International Equity Fund          ---------------
                                   Investor Shares
--------------------------------------------------------------------------------
PineBridge Dynamic Asset           Investor Servicing Shares   0.15%
Allocation Fund
--------------------------------------------------------------------------------
SGA International Equity           Investor Shares             0.25%
Fund
--------------------------------------------------------------------------------
SGA International Equity Plus      Investor Shares             0.25%
Fund
--------------------------------------------------------------------------------
SGA International Small Cap        Investor Shares             0.25%
Equity Fund
--------------------------------------------------------------------------------
SGA Global Equity Fund             Investor Shares             0.25%
--------------------------------------------------------------------------------
RWC Global Emerging Equity         Class N Shares              0.15%
Fund                               --------------
                                   Class I Shares
--------------------------------------------------------------------------------
GQG Partners Emerging              Investor Shares             0.25%
Markets Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BNP Paribas AM Absolute            Investor Shares             0.15%
Return Fixed Income Fund           ---------------
                                   Retail Shares
--------------------------------------------------------------------------------
BNP Paribas AM Global              Investor Shares             0.15%
Inflation-Linked Bond Fund         ---------------
                                   Retail Shares
--------------------------------------------------------------------------------
BNP Paribas AM Emerging            Investor Shares             0.15%
Markets Debt Fund                  ---------------
                                   Retail Shares
--------------------------------------------------------------------------------
BNP Paribas AM Emerging            Investor Shares             0.15%
Markets Equity Fund                ---------------
                                   Retail Shares
--------------------------------------------------------------------------------
BNP Paribas AM MBS Fund            Investor Shares             0.15%
                                   ---------------
                                   Retail Shares
--------------------------------------------------------------------------------
BNP Paribas AM U.S. Small          Investor Shares             0.15%
Cap Equity Fund                    ---------------
                                   Retail Shares
--------------------------------------------------------------------------------
MFG Low Carbon Global              Service Class Shares        0.15%
Fund                               --------------------
                                   Class Y Shares
--------------------------------------------------------------------------------
MFG Infrastructure Fund            Service Class Shares        0.15%
                                   --------------------
                                   Class Y Shares
--------------------------------------------------------------------------------

                                       2